UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
February 1, 2018

Walmart Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(479) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)    On December 5, 2017, Walmart Inc. (formerly Wal-Mart Stores, Inc.) (the “Company”) filed with the Delaware Secretary of State an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to change the legal name of the Company from Wal-Mart Stores, Inc. to Walmart Inc., effective as of February 1, 2018. Upon the effectiveness of the new legal name, the Company filed a restatement of the Certificate to integrate all prior amendments to the Certificate that had been filed since the last restatement of the Certificate on October 25, 1988. In addition, and as reported on December 5, 2017, the Amended and Restated Bylaws of the Company have been further amended in order to reflect the Company’s new legal name.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

The following documents are filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	RESTATED CERTIFICATE OF INCORPORATION
3.2	AMENDED AND RESTATED BYLAWS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 1, 2018

WALMART INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate